JUNE 20, 2024
SUPPLEMENT TO
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) The following provides information regarding an upcoming reorganization of the Hartford AARP Balanced Retirement Fund:
At a meeting held on June 11, 2024, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Hartford AARP Balanced Retirement Fund (“Acquired Fund”), a series of the Company, into The Hartford Conservative Allocation Fund (“Acquiring Fund”), a series of the Company (the “Reorganization”). The Reorganization is expected to be completed after the close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”). The Reorganization does not require shareholder approval; however, shareholders will receive a separate information statement/prospectus that is expected to be mailed to shareholders in August/September 2024.
The Plan provides for, (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Closing Date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive shares of the Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. The Reorganization itself is expected to be a tax-free transaction for federal income tax purposes.
The investment manager of the Acquired Fund and the Acquiring Fund, Hartford Funds Management Company, LLC (the “Investment Manager”), proposed the Reorganization, given, among other reasons, the Investment Manager’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. It is anticipated that the total annual fund operating expense ratio of each class of the Acquiring Fund immediately after the Reorganization will be lower than the total annual fund operating expense ratio of the corresponding class of the Acquired Fund immediately prior to the Reorganization. The Reorganization is also expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of the Acquired Fund and Acquiring Fund in the Reorganization.
Prior to the Reorganization, the Acquired Fund plans on engaging in transition management techniques, such as selling portfolio investments, and the Acquired Fund may use futures to equitize cash or invest in Treasury bills, money market funds or other cash equivalents. During this time, the Acquired Fund may not pursue its investment objective and principal investment strategy. As with any portfolio repositioning, these transactions may result in brokerage commissions or other transaction costs, such as the realization of capital gains regardless of the fact that the Reorganization itself is expected to be tax free. On or prior to the Closing Date, the Acquired Fund may be required to pay a final distribution of ordinary income and/or capital gains. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
Effective as of the close of business on July 19, 2024, the classes of the Acquired Fund that are currently open to all eligible investors (Class R5, Class R6, Class Y and Class F shares) will close to new investors. Existing shareholders of the Acquired Fund are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. Prior to the Reorganization, shareholders may redeem their shares or exchange their shares, as set forth in the Acquired Fund’s prospectus. Any exchange would be made at the current net asset value of the Acquired Fund and the selected Hartford mutual fund. Such transactions will be treated as normal redemptions or exchanges of shares and may be taxable.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds. Shareholders are advised to read the information statement/prospectus regarding the Reorganization when it becomes available because it will contain important information about the Reorganization and related matters. The information statement/prospectus will be available for free on the Securities and Exchange Commission’s website, www.sec.gov.

(2) Effective August 1, 2024, Lutz-Peter Wilke, CFA and Loren L. Moran, CFA will no longer serve as portfolio managers to the Hartford Multi-Asset Income Fund and Stephen A. Gorman, PhD, CFA will be the portfolio manager for the Hartford Multi-Asset Income Fund. Accordingly, the following changes are being made under the heading “Hartford Multi-Asset Income Fund Summary Section” in the above referenced Statutory Prospectus:
(a) Under the heading “Hartford Multi-Asset Income Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the reference to “portfolio managers” is replaced with “portfolio manager” effective August 1, 2024.
(b) Under the heading “Hartford Multi-Asset Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following effective August 1, 2024:
Portfolio Manager	Title	Involved with Fund Since
Stephen A. Gorman, PhD, CFA	Senior Managing Director and Portfolio Manager	August 2024
(3) Under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Statutory Prospectus, the second paragraph under the heading “Multi-Asset Income Fund” is deleted in its entirety and replaced with the following effective August 1, 2024:
Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The portfolio manager regularly consults with portfolio analysts and risk specialists at Wellington Management. To implement its investment ideas, the portfolio manager may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the allocated assets in accordance with the Fund’s investment strategy. As part of its investment process, the investment team may consider the research provided by Wellington Management’s Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. When evaluating investments for the Fund, the investment team also has access to, and may consider, proprietary environmental, social and/or governance (“ESG”) research prepared by Wellington Management’s dedicated ESG team to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG characteristics can impact the performance of the companies (or issuers) in which it invests. The investment team has discretion to determine the level at which financially material ESG characteristics are imbedded into its overall analysis.
(4) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the “Semi-Transparent ETF Structure Risk” line in the table, including the “X” next to “Semi-Transparent ETF Structure Risk” for Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, and the corresponding risk disclosure entitled “Semi-Transparent ETF Structure Risk” are deleted in their entirety effective July 1, 2024.
(5) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Multi-Asset Income Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following effective August 1, 2024:
Stephen A. Gorman, PhD, CFA, Senior Managing Director and Portfolio Manager of Wellington Management, is the Head of Multi-Asset Portfolio Management at Wellington Management and has served as a portfolio manager for the Fund since August 2024. Mr. Gorman joined Wellington Management as an investment professional in 2008.
(6) Under the heading “The Investment Manager and Sub-Adviser –  Management Fee,” the following footnote is added next to the Conservative Allocation Fund in the table:
*
Effective upon the closing of the reorganization of Hartford AARP Balanced Retirement Fund into The Hartford Conservative Allocation Fund, The Hartford Conservative Allocation Fund will no longer have an investment management fee and the Investment Manager will contractually agree to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.13% (Class A), 1.89% (Class C), 0.84% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), 0.73% (Class R6), 0.84% (Class Y), and 0.73% (Class F). The expense limitation arrangement will remain in effect until February 28, 2026 unless the Board of Directors approves its earlier termination.

(7) Under the heading “Fund Distributions and Tax Matters –  Dividends and Distributions,” the following footnote is added next to the Balanced Retirement Fund in the table:
**
Effective July 1, 2024, the Balanced Retirement Fund’s dividend distribution schedule will change and will begin declaring and paying dividends, if any, on an annual basis instead of monthly.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7671
June 2024